Exhibit 99.1

PRESS RELEASE

FOR RELEASE AT 7AM ET

Entegris Reports Third-Quarter Results

•	Quarterly revenue of $296.7 million

•	GAAP net income of $21.9 million, or $0.15 per diluted share

•	Non-GAAP net income of $34.6 million, or $0.24 per diluted share

•	Record operating cash flow of $71.9 million

BILLERICA, Mass., October 26, 2016– Entegris, Inc. (NasdaqGS: ENTG), a leader in specialty chemicals and advanced materials solutions for the microelectronics industry, today reported its financial results for the Company’s third quarter ended October 1, 2016.

The Company reported third-quarter sales of $296.7 million. Third-quarter net income was $21.9 million, or $0.15 per diluted share, which included amortization of intangible assets of $11.0 million, asset impairment charges of $5.8 million related to certain production equipment and $2.4 million of severance expenses related to an organizational realignment. Non-GAAP net income was $34.6 million, or $0.24 per diluted share. In the third quarter, the Company generated cash from operations less capital expenditures, or free cash flow, of $59 million.

For the first nine months of fiscal 2016, sales of $866.8 million increased 6 percent from the same period a year ago. Net income for the first nine months of fiscal 2016 was $71.0 million, or $0.50 per share, which included amortization of intangible assets of $33.3 million, asset impairment charges of $5.8 million related to certain production equipment and $2.4 million of severance expenses related to an organizational realignment. In the comparable period a year ago, net income was $62.7 million, or $0.44 per share, which included amortization of intangible assets of $35.9 million and acquisition integration expense of $7.1 million. Non-GAAP net income for the first nine months of fiscal 2016 was $98.6 million, or $0.69 per diluted share, which increased from $91.8 million, or $0.65 per diluted share, in the prior year.

Bertrand Loy, president and chief executive officer, said: “We are on track to achieve our multiyear objective to outpace our markets and to deliver both record sales and profits in 2016. Our strong quarter reflected record sales of liquid filtration products and solid performance across most of our businesses, as well as the favorable impact of the stronger yen.”

Mr. Loy added: “In the third quarter, we generated record free cash flow of $59 million and repaid an additional $25 million of long-term debt. Looking ahead, we are excited about our growth prospects given the increasing opportunities for Entegris to leverage its unique breadth of capabilities to address the electronics industry’s continual pursuit of higher performance and cleaner materials.”

ENTEGRIS, INC. entegris.com	129 Concord Road, Building 2 Billerica, MA 01821 USA	T +1 978 436 6500 F +1 978 436 6735

Quarterly Financial Results Summary

(in millions, except per share data)

GAAP Results	Q3-2016	Q3-2015	Q2-2016
Net sales	$296,692	$270,253	$303,052
Operating income	$34,672	$31,066	$46,400
Operating margin	11.7%	11.5%	15.3%
Net income	$21,947	$23,403	$32,890
Earnings per share (EPS)	$0.15	$0.17	$0.23
Non-GAAP Results
Non-GAAP adjusted operating income	$53,877	$44,814	$57,462
Adjusted operating margin	18.2%	16.6%	19.0%
Non-GAAP net income	$34,647	$32,444	$40,290
Non-GAAP EPS	$0.24	$0.23	$0.28

Fourth-Quarter Outlook

For the fiscal fourth quarter ending December 31, 2016, the Company expects sales of $275 million to $290 million, net income of $20 million to $26 million, and net income per diluted share between $0.14 and $0.18. On a non-GAAP basis, EPS is expected to range from $0.19 to $0.23 per diluted share, which reflects net income on a non-GAAP basis in the range of $27 million to $33 million, which is adjusted for expected amortization expense of approximately $11 million or $0.05 per share.

Segment Results

The Company reports its results in two business segments: Critical Materials Handling (CMH) and Electronic Materials (EM). Summary results by segment are contained in this press release.

CMH provides a broad range of products that filter, handle, dispense, and protect critical materials used in the semiconductor manufacturing process and in other high-technology manufacturing. CMH’s products and subsystems include high-purity materials packaging, fluid-handling and dispensing systems, liquid filters, as well as microenvironments that protect critical substrates such as wafers during shipping and manufacturing. CMH also provides specialized graphite components and specialty coatings for use in high temperature applications.

EM provides high-performance materials and specialty gas management solutions that enable high yield, cost effective semiconductor manufacturing. EM’s products consist of specialized chemistries and performance materials, gas microcontamination control solutions, and sub-atmospheric pressure gas delivery systems for the efficient handling of hazardous gases to semiconductor process equipment.

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Third-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the third quarter on Wednesday, October 26, 2016, at 10:00 a.m. Eastern Time. Participants should dial 1-888-503-8169 or 1-719-457-2631, referencing confirmation code 5752767. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. To access a telephonic replay of the call, please Click Here. The replay will be available starting at 1:00 p.m. ET on Wednesday, October 26 until Saturday, December 10. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

Please also refer to Management’s slide presentation concerning third-quarter results which may be referred to during the call. This presentation will be posted on the investor relations section of www.entegris.com Wednesday morning before the call.

ABOUT ENTEGRIS

Entegris is a leader in specialty chemicals and advanced materials solutions for the microelectronics industry and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information

The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These financial measures are provided as a supplement to financial measures provided in accordance with GAAP. We provide non-GAAP financial measures in order to further assess and measure operating performance. Management believes the non-GAAP measures provide meaningful supplemental information regarding our baseline performance before certain gains, losses or other charges that may not be indicative of our business or future outlook. We believe these non-GAAP measures will aid investors’ overall understanding of our results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how we plan and measure our business. The reconciliations of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA, GAAP Gross Profit to Adjusted Gross Profit, and GAAP to Non-GAAP Earnings per Share are included elsewhere in this release.

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Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Risks Relating to Our Indebtedness,” “Manufacturing Risks,” “International Risks,” and “Risks Related to Owning Our Common Stock” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2015, filed with the U.S Securities and Exchange Commission on February 29, 2016, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

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Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended
	October 1, 2016	September 26, 2015	July 2, 2016
Net sales	$296,692	$270,253	$303,052
Cost of sales	173,712	153,943	163,847

Gross profit	122,980	116,310	139,205
Selling, general and administrative expenses	51,614	46,730	53,597
Engineering, research and development expenses	25,720	26,841	28,146
Amortization of intangible assets	10,974	11,673	11,062

Operating income	34,672	31,066	46,400
Interest expense, net	9,345	9,201	9,051
Other income, net	(565)	(5,624)	(1,054)

Income before income tax expense and equity in net loss of affiliate	25,892	27,489	38,403
Income tax expense	3,945	4,018	5,513
Equity in net loss of affiliates	—	68	—

Net income	$21,947	$23,403	$32,890

Basic net income per common share:	$0.16	$0.17	$0.23
Diluted net income per common share:	$0.15	$0.17	$0.23

Weighted average shares outstanding:
Basic	141,324	140,555	140,953
Diluted	142,473	141,317	141,723

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Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Nine months ended
	October 1, 2016	September 26, 2015
Net sales	$866,768	$814,335
Cost of sales	489,877	453,402

Gross profit	376,891	360,933
Selling, general and administrative expenses	153,167	147,890
Engineering, research and development expenses	79,768	79,183
Amortization of intangible assets	33,325	35,908

Operating income	110,631	97,952
Interest expense, net	27,545	28,544
Other income, net	(2,294)	(8,466)

Income before income tax expense and equity in net loss of affiliate	85,380	77,874
Income tax expense	14,331	14,933
Equity in net loss of affiliates	—	218

Net income	$71,049	$62,723

Basic net income per common share:	$0.50	$0.45
Diluted net income per common share:	$0.50	$0.44

Weighted average shares outstanding:
Basic	141,019	140,282
Diluted	141,856	141,016

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Entegris, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	October 1, 2016	December 31, 2015
ASSETS
Cash and cash equivalents	$411,777	$349,825
Short-term investments	—	2,181
Accounts receivable, net	167,559	141,409
Inventories	186,021	173,176
Deferred tax charges and refundable income taxes	18,000	18,943
Other current assets	17,675	23,253

Total current assets	801,032	708,787

Property, plant and equipment, net	315,512	321,301

Goodwill	349,980	342,111
Intangible assets, net	230,987	258,942
Deferred tax assets – non-current	8,690	7,771
Other	7,391	7,785

Total assets	$1,713,592	$1,646,697

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt, current maturities	$100,000	$50,000
Accounts payable	54,001	36,916
Accrued liabilities	82,963	75,859
Income tax payable and deferred tax liabilities	713	12,775

Total current liabilities	237,677	175,550

Long-term debt, excluding current maturities	508,775	606,044
Other liabilities and deferred tax liabilities	69,937	62,220
Shareholders’ equity	897,203	802,883

Total liabilities and shareholders’ equity	$1,713,592	$1,646,697

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Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended		Nine months ended
	October 1, 2016	September 26, 2015	October 1, 2016	September 26, 2015
Operating activities:
Net income	$21,947	$23,403	$71,049	$62,723
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	13,795	13,356	41,320	40,080
Amortization	10,974	11,673	33,325	35,908
Share-based compensation expense	3,697	2,975	10,063	8,120
Other	11,060	(4,407)	19,333	(9,508)
Changes in operating assets and liabilities:
Trade accounts and notes receivable	13,847	(9,426)	(22,252)	(38,020)
Inventories	(5,907)	(11,050)	(17,296)	(39,550)
Accounts payable and accrued liabilities	12,962	21,702	26,517	12,576
Income taxes payable and refundable income taxes	(11,771)	(3,283)	(11,364)	(3,647)
Other	1,334	(12,357)	(219)	18

Net cash provided by operating activities	71,938	32,586	150,476	68,700

Investing activities:
Acquisition of property and equipment	(13,124)	(21,466)	(45,268)	(55,696)
Other	138	533	(1,520)	2,458

Net cash used in investing activities	(12,986)	(20,933)	(46,788)	(53,238)

Financing activities:
Payments on long-term debt	(25,000)	(25,000)	(50,000)	(100,000)
Issuance of common stock	512	1,634	2,892	2,608
Repurchase and retirement of common stock	—	—	(3,573)	—
Taxes paid related to net share settlement of equity awards	(1,113)	(55)	(3,316)	(2,458)
Other	402	313	493	665

Net cash used in financing activities	(25,199)	(23,108)	(53,504)	(99,185)

Effect of exchange rate changes on cash	4,281	(1,226)	11,768	(4,915)

Increase (decrease) in cash and cash equivalents	38,034	(12,681)	61,952	(88,638)
Cash and cash equivalents at beginning of period	373,743	313,742	349,825	389,699

Cash and cash equivalents at end of period	$411,777	$301,061	$411,777	$301,061

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Entegris, Inc. and Subsidiaries

Segment Information

(In thousands)

(Unaudited)

	Three months ended			Nine months ended
Net sales	October 1, 2016	September 26, 2015	July 2, 2016	October 1, 2016	September 26, 2015
Critical Materials Handling	$192,744	$166,043	$194,880	$553,853	$507,764
Electronic Materials	103,948	104,210	108,172	312,915	306,571

Total net sales	$296,692	$270,253	$303,052	$866,768	$814,335

	Three months ended			Nine months ended
Segment profit(1)	October 1, 2016	September 26, 2015	July 2, 2016	October 1, 2016	September 26, 2015
Critical Materials Handling	$45,352	$37,109	$52,524	135,768	$122,182
Electronic Materials	20,454	23,919	27,475	69,504	72,700

Total segment profit	65,806	61,028	79,999	205,272	194,882
Amortization of intangibles	10,974	11,673	11,062	33,325	35,908
Unallocated expenses	20,160	18,289	22,537	61,316	61,022

Total operating income	$34,672	$31,066	$46,400	$110,631	$97,952

[1]	Segment profit for Critical Materials Handling for the three and nine months ended October 1, 2016 includes charges for impairment of equipment and severance related to organizational realignment of $5,826 and $1,692, respectively. Segment profit for Electronic Materials for the three and nine months ended October 1, 2016 each include a charge for severance related to organizational realignment of $713.

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Entegris, Inc. and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

(In thousands, except per share data)

(Unaudited)

	Three months ended			Nine months ended
	October 1, 2016	September 26, 2015	July 2, 2016	October 1, 2016	September 26, 2015
Net sales	$296,692	$270,253	$303,052	$866,768	$814,335

Net income	$21,947	$23,403	$32,890	$71,049	$62,723
Adjustments to net income:

Equity in net loss of affiliates	—	68	—	—	218
Income tax expense	3,945	4,018	5,513	14,331	14,933
Interest expense, net	9,345	9,201	9,051	27,545	28,544
Other income, net	(565)	(5,624)	(1,054)	(2,294)	(8,466)

GAAP – Operating income	34,672	31,066	46,400	110,631	97,952
Severance related to organizational realignment	2,405	—	—	2,405	—
Impairment of equipment	5,826	—	—	5,826	—
Integration costs	—	2,075	—	—	7,083
Amortization of intangible assets	10,974	11,673	11,062	33,325	35,908

Adjusted operating income	53,877	44,814	57,462	152,187	140,943
Depreciation	13,795	13,356	13,825	41,320	40,080

Adjusted EBITDA	$67,672	$58,170	$71,287	$193,507	$181,023

Adjusted operating margin	18.2%	16.6%	19.0%	17.6%	17.3%
Adjusted EBITDA – as a % of net sales	22.8%	21.5%	23.5%	22.3%	22.2%

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Entegris, Inc. and Subsidiaries

Reconciliation of GAAP Gross Profit to Adjusted Gross Profit

(In thousands)

(Unaudited)

	Three months ended			Nine months ended
	October 1, 2016	September 26, 2015	July 2, 2016	October 1, 2016	September 26, 2015
Net sales	$296,692	$270,253	$303,052	$866,768	$814,335

Gross profit-GAAP	$122,980	$116,310	$139,205	$376,891	$360,933

Adjustments to gross profit:
Severance related to organizational realignment	431	—	—	431	—
Impairment of equipment	5,826	—	—	5,826	—

Adjusted gross profit	$129,237	$116,310	$139,205	$383,148	$360,933

Gross margin – as a % of net sales	41.5%	43.0%	45.9%	43.5%	44.3%
Adjusted gross margin – as a % of net sales	43.6%	43.0%	45.9%	44.2%	44.3%

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Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Earnings per Share

(In thousands, except per share data)

(Unaudited)

	Three months ended			Nine months ended
	October 1, 2016	September 26, 2015	July 2, 2016	October 1, 2016	September 26, 2015
Net income	$21,947	$23,403	$32,890	$71,049	$62,723

Adjustments to net income:
Severance related to organizational realignment	2,405	—	—	2,405	—
Impairment of equipment	5,826	—	—	5,826	—
Integration costs	—	2,075	—	—	7,083
(Gain) loss on impairment or sale of equity investment	—	(50)	(38)	(156)	567
Amortization of intangible assets	10,974	11,673	11,062	33,325	35,908
Tax effect of adjustments of net income	(6,505)	(4,657)	(3,624)	(13,895)	(14,488)

Non-GAAP net income	$34,647	$32,444	$40,290	$98,554	$91,793

Diluted income per common share	$0.15	$0.17	$0.23	$0.50	$0.44
Effect of adjustments to net income	0.09	0.06	0.05	0.19	0.21
Diluted non-GAAP income per common share	$0.24	$0.23	$0.28	$0.69	$0.65

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